Exhibit 10.12.1

PACIFIC NORTHWEST DIVISION

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.O. Box 999, Mailstop K1-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: [***]

Fax: [***]

Email: [***]

January 13, 2020

LanzaTech, Inc.

Attention [***]

Illinois Science and Technology Park

8045 Lamon Avenue, Suite 400

Skokie, IL 60077

Telephone: [***]

Email: [***]

VIA E-MAIL

Subject: Agreement Number [***], between Battelle Memorial Institute and LanzaTech, Inc. Effective September 13, 2018 - Amendment 1

LETTER AMENDMENT 1

Dear Mr. Burton:

This Letter Amendment, as Amendment 1 to the above-reference License Agreement, authorizes LanzaTech, Inc. to sublicense all of its rights, including the right to sublicense, under the License Agreement to a named entity. LanzaTech, Inc., shall remain responsible for actions undertaken by its Sublicensee. This Amendment 1 also updates procedures for payments under Article 7 and provides consideration for this Amendment 1. This Amendment 1 shall be effective as of the date of the last signature hereto (Effective Date).

1.	Article 6, SUBLICENSING, is amended by adding a new Paragraph E as follows:
E.

LICENSEE shall have the right to sublicense the entity LanzaJet, Inc. (LANZAJET), all rights granted to and responsibilities of LICENSEE under this Agreement. LICENSEE will be responsible to BATTELLE for the actions and/or omissions of LANZAJET in connection with such sublicense, as if the actions and/or omissions of LANZAJET were the actions and/or omissions of LICENSEE under this Agreement.

2.	Article 7, REPORTS AND PAYMENTS, Paragraph F, is amended to read as follows:
F.

All payments will be made to BATTELLE in U.S. dollars either by check or wire transfer. Upon making payment by either method, LICENSEE shall also provide a written report to BATTELLE to the address set forth in Article 25 as required in

Agreement Number [***] Amendment 1

LanzaTech, Inc.

January 13, 2020

Paragraph 7A, above, along with a statement indicating that payments have been made by check, or by Electronic Funds Transfers.

(i)	If payments are made by check, please submit payment in U.S. funds to:

[***]

(ii)

If payments are made by wire transfer, such transfers shall be in accordance with the following wire instructions; unless and until written notice is provided by BATTELLE of a change in the wire instructions. Such payments shall be made to the following account [***]:

[***]

Account Name: [***]

ABA No. [***]

Account No. [***]

3.	The remainder of the Agreement shall remain unchanged.
4.	In consideration for this Amendment 1 LICENSEE shall pay BATTELLE an amendment fee in the amount of [***], due on the Effective Date.
5.	If you are in agreement with this Letter Amendment 1, please indicate your acceptance below and return one copy of this Letter Amendment along with the amendment fee by January 31, 2020 to:

Battelle Memorial Institute
Technology Deployment and Outreach
Attention PNNL IP Compliance Office
P.O. Box 999, Mailstop K1-71
902 Battelle Blvd.
Richland, WA 99352
Telephone: [***]
Fax: [***]
Email: [***]

Agreement Number [***] Amendment 1

LanzaTech, Inc.

January 13, 2020

Sincerely,

BATTLE MEMORIAL INSTITUTE		LANZATECH, INC.

BY	/s/ Peter C. Christensen	BY	/s/ Jennifer Holmgren_
PRINTED NAME	Peter C. Christensen	PRINTED NAME	Jennifer Holmgren

TITLE	Deputy Director for Licensing	TITLE	CEO

DATE:	1/13/20	DATE:	January 13, 2020